AMENDMENT


        AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN PLASMA-THERM, INC., A FLORIDA CORPORATION ("BORROWER"), AND NATIONSBANK OF FLORIDA, N.A., A NATIONAL BANKING ASSOCIATION ("LENDER"), DATED JANUARY 19, 1995 ("CREDIT AGREEMENT").

        WHEREAS, Borrower  and  Lender entered  into  the  Credit
   Agreement on January 19, 1995.

        WHEREAS, on the date hereof, Lender has extended to Borrower a real estate construction/term loan in the principal amount of $3,375,000.00 (the "Construction Loan"). The proceeds of the Construction Loan will be used by the Borrower to construct a 60,639.50 square foot (MOL) office/manufacturing facility, including leasehold improvements, on certain property located in Pinellas County, Florida, and more particularly described in Exhibit "1" attached hereto and by this reference made a part hereof (the "Property").

        WHEREAS, Borrower and Lender desire to modify some of the terms and conditions set forth in the Credit Agreement, affirm that the terms of the Credit Agreement apply with full force and effect to the Construction Loan, and otherwise ratify and reaffirm the terms and conditions of the Credit Agreement.

        NOW, THEREFORE, it is agreed as follows:

        1. Section 1.y. of the Credit Agreement is hereby amended to add to the definition of "Loans" that certain Promissory Note in the original principal amount of $3,375,000.00 dated August 14, 1995, executed by Borrower in favor of Lender to evidence the Construction Loan.

        2. Section 1.aa. of the Credit Agreement is hereby amended to add to the definition of "Notes" that certain Promissory Note in the original principal amount of $3,375,000.00 dated August 14, 1995, executed by Borrower in favor of Lender to evidence the Construction Loan.

        3. Section 2 of the Credit Agreement is hereby amended to add the following loan:

             III. Construction  Loan.   Subject  to the
             terms and conditions stated herein, and in
             Lender's   loan   commitment   letter   to
             Borrower, dated May 1, 1995, as amended by letter dated July 25, 1995, Lender shall extend to Borrower a real estate construc-tion/term loan in the principal amount of $3,375,000.00.

        4. Section 5 of the Credit Agreement is hereby amended to add the following after letters a. and b.:

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             c.   Construction  Loan:   To  finance the
             construction  of  a 60,639.50  square foot
             (MOL)    office/manufacturing    facility,
             including   leasehold   improvements,   on
             certain   property  located   in  Pinellas
             County, Florida, and more particularly described in Exhibit "1" attached hereto and by this reference made a part hereof
             (the "Property").

        5. Section 6 of the Credit Agreement is hereby amended to add the following affirmative covenants of Borrower:

             x.   Maintain a ratio of Total Liabilities
             to Tangible Net Worth of not less than 1.0 to 1.0;

             y.   Maintain   a  consolidated   Coverage
             Ratio  of not  less  than 1.50  to 1.0  at
             fiscal year end November  30, 1995, and of
             not less  than 2.0  to 1.0 at  fiscal year
             end  November 30, 1996 and each subsequent
             fiscal year end until  the Loan is paid in
             full.  The Coverage Ratio shall be defined
             as Net Income  + Depreciation +  Amortiza-
             tion  +  Interest Expense  + Non-Recurring
             Expenses,   minus  Non-Recurring   Income,
             divided by Current Maturities of Long Term
             Debt  and  Capitalized  Leases +  Interest
             Expense.

             z.   Maintain  a Quick  Ratio of  not less
             than 1.25 to 1.0. The Quick Ratio shall be defined as Cash + Accounts Receivable, divided by Current Liabilities.

        6. Section 7.k. is hereby deleted in its entirety and the following paragraph is inserted in lieu thereof:

             k.   Allow its Coverage  Ratio to be  less
             than that required in Section 6.y.

        7. Lender and Borrower hereby agree that all terms and conditions set forth in the Credit Agreement, as amended by this Amendment, shall apply with full force and effect to the Construction Loan as if the Construction Loan had been extended on the date of the Credit Agreement.

        8. Except as otherwise set forth herein, all terms, conditions and covenants of the Credit Agreement shall remain the same and shall be fully binding upon and enforceable by the Lender and Borrower pursuant to their terms.

        IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment the day and year first above written.

          Signed, sealed and delivered

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          in the presence of:               PLASMA-THERM,  INC.,  a Florida
                                            corporation

                                            By:  /s/Ronald S. Deferrari
          /s/Lisa L. Disotelle                   Ronald S. Deferrari
          (Signature of Witness)                 President
          Lisa L. Disotelle
          (Print Name of Witness)
                                                    (CORPORATE SEAL)
          /s/David R. Brittain
          (Signature of Witness)
          David R. Brittain
          (Print Name of Witness)


                                            NATIONSBANK OF FLORIDA, N.A., a
                                            national banking association

          /s/Catherine L. Cassasa           By:  /s/James E. Harden
          (Signature of Witness)                 James E. Harden, Jr.
          Catherine L. Cassasa                   (Print Name of Officer)
          (Print Name of Witness)                Its Vice President
                                            President
          /s/Mary Jo Carney
          (Signature of Witness)                      (CORPORATE SEAL)
          Mary Jo Carney
          (Print Name of Witness)




   STATE OF FLORIDA              )
   COUNTY OF PINELLAS            )

             The foregoing instrument was acknowledged before me this 14th day of August, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He is personally known to me
   or       has produced drivers license as identification.

                                            /s/Donna J. Landers
                                            Donna J. Landers
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   DONNA J. LANDERS
   MY COMMISSION #CC483663 EXPIRES
   AUGUST 3, 1999
   BONDED THRU TROY FAIN INSURANCE, INC.


   STATE OF FLORIDA              )
   COUNTY OF PINELLAS            )



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             The  foregoing instrument was acknowledged before me
   this 14th day   of  August, 1995, by James  E. Harden, Jr., as
   the _________________________ of NATIONSBANK OF FLORIDA, N.A.,
   a national banking association,  on behalf of the association.
   He  or she         is  personally known to me  or          has
   produced drivers license as identification.
                                            /s/Donna J. Landers
                                            Donna J. Landers
               (SEAL)                       (Print Name of Notary Public)
                                            Notary Public

          My Commission Expires:

   DONNA J. LANDERS
   MY COMMISSION #CC483663 EXPIRES
   AUGUST 3, 1999
   BONDED THRU TROY FAIN INSURANCE, INC.









































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   Amendment                     4


                            EXHIBIT "I"


                         Legal Description


   Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of PINELLAS County, Florida.
















































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